Exhibit 1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 1st day of May, 2012.

KKR CHINA HEALTHCARE INVESTMENT LIMITED

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR CHINA GROWTH FUND L.P.

By:	KKR Associates China Growth L.P.,
its General Partner

By:	KKR China Growth Limited,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR ASSOCIATES CHINA GROWTH L.P.

By:	KKR China Growth Limited,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR CHINA GROWTH LIMITED

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR FUND HOLDINGS L.P.
By:	KKR Fund Holdings GP Limited,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR GROUP LIMITED

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Director

KKR & CO. L.P.

By:	KKR Management LLC,
its General Partner

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for Henry R. Kravis

GEORGE R. ROBERTS

By:	/s/ Richard J. Kreider
Richard J. Kreider, Attorney-in-fact for George R. Roberts